Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

               SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES
                              Notes to Schedule P

(1)  The Parts of Schedule P:
     Part 1 - detailed information on losses and loss expenses.
     Part 2 - history of incurred losses and allocated expenses.
     Part 3 - history of loss and allocated expense payments.
     Part 4 - history of bulk and incurred-but-not reported reserves.
     Part 5 - history of claims.
     Part 6 - history of premiums earned.
     Part 7 - history of loss sensitive contracts.
     Schedule P Interrogatories

(2) Lines of business A through M, R, and S are groupings of the lines of business used on the state page.

(3)  Reinsurance A, B, C, and D (lines N to Q) are:
     Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
     Reinsurance D = old Schedule O line 30 (1987 and prior)


                         SCHEDULE P - PART 1 - SUMMARY
                                 ($000 omitted)

- ------------------------------------------------------------------------------------------------------------------------------------
                   Premiums Earned                               Loss and Loss Expense Payments
       1      --------------------------------------------------------------------------------------------------------      12
    Years        2         3        4       Loss Payments         Allocated Loss          9           10           11
   in Which                                                      Expense Payments                                        Number of
Premiums Were                            -------------------    ------------------     Salvage   Unallocated   Total       Claims
 Earned and    Direct             Net        5           6          7          8         and        Loss      Net Paid   Reported -
 Losses Were    and      Ceded   (2 -3)    Direct                 Direct             Subrogation   Expense   (5 - 6 + 7  Direct and
   Incurred   Assumed                    and Assumed   Ceded    and Assumed  Ceded     Received   Payments   - 8 + 10)    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior       XXX       XXX     XXX                                                                                        XXX
 2. 1986                                                                                                                     XXX
 3. 1987                                                                                                                     XXX
 4. 1988       5,184      166    5,018                                                                                       XXX
 5. 1989      19,310      896   18,414                                                                                       XXX
 6. 1990      48,130   30,230   17,900                                                                                       XXX
 7. 1991      32,714    8,538   24,176                                                                                       XXX
 8. 1992      32,930    8,488   24,442                                                                                       XXX
 9. 1993      41,390    6,778   34,612                                                                                       XXX
10. 1994      57,150   15,352   41,798                                                                                       XXX
11. 1995      36,105   10,646   25,459      1,378      1,378         681      681                                            XXX
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals     XXX      XXX      XXX        1,378      1,378         681      681                                            XXX
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                      Losses Unpaid                Allocated Loss Expenses Unpaid
            -----------------------------------------------------------------------     21          22         23           24
                Case Basis       Bulk + IBNR        Case Basis        Bulk + IBNR
            -----------------------------------------------------------------------                                       Number of
              13         14     15        16       17         18      19      20      Salvage   Unallocated    Total        Claims
             Direct            Direct            Direct             Direct              and        Loss      Net Losses  Outstanding
              and               and               and                and            Subrogation   Expenses  and Expenses    Direct
            Assumed    Ceded  Assumed   Ceded    Assumed    Ceded   Assumed  Ceded  Anticipated   Unpaid       Unpaid    and Assumed
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior                                                                                                                    XXX
 2. 1986                                                                                                                     XXX
 3. 1987                                                                                                                     XXX
 4. 1988                                                                                                                     XXX
 5. 1989                                                                                                                     XXX
 6. 1990                                                                                                                     XXX
 7. 1991                                                                                                                     XXX
 8. 1992                                                                                                                     XXX
 9. 1993                                                                                                                     XXX
10. 1994                                                                                                                     XXX
11. 1995    571        571                        118       118                                                              XXX
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals  571        571                        118       118                                                              XXX
- ------------------------------------------------------------------------------------------------------------------------------------













- ------------------------------------------------------------------------------------------------------------------------------------
                Total Losses and      Loss and Loss Expense Percentage  Discount for Time                Net Balance Sheet Reserves
             Loss Expenses Incurred      (Incurred/Premiums Earned)       Value of Money        33             After Discount
           ------------------------------------------------------------------------------  Inter-Company ---------------------------
               25        26       27       28        29      30           31        32        Pooling        34             35
             Direct                      Direct                                    Loss    Participation   Losses      Loss Expenses
           and Assumed  Ceded    Net   and Assumed  Ceded    Net         Loss     Expense    Percentage    Unpaid         Unpaid
- ------------------------------------------------------------------------------------------------------------------------------------
 1. Prior      XXX       XXX     XXX       XXX       XXX     XXX                                XXX
 2. 1986
 3. 1987
 4. 1988
 5. 1989
 6. 1990
 7. 1991
 8. 1992
 9. 1993
10. 1994
11. 1995      2,748     2,748              7.6       25.8
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals     XXX       XXX     XXX       XXX       XXX     XXX                                XXX
- ------------------------------------------------------------------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

                         SCHEDULE P - PART 2 - SUMMARY

- --------------------------------------------------------------------------------------------------------------------
      1          Incurred Losses and Allocated Expenses Reported At Year End ($000 omitted)          Development
Years in Which  ----------------------------------------------------------------------------------------------------
 Losses Were     2       3        4        5       6       7      8       9      10      11        12          13
   Incurred    1986    1987     1988     1989    1990    1991   1992    1993    1994    1995    One Year    Two Year
- --------------------------------------------------------------------------------------------------------------------
 1. Prior
 2. 1986
 3. 1987       XXX
 4. 1988       XXX     XXX
 5. 1989       XXX     XXX      XXX
 6. 1990       XXX     XXX      XXX      XXX      NONE
 7. 1991       XXX     XXX      XXX      XXX
 8. 1992       XXX     XXX      XXX      XXX
 9. 1993       XXX     XXX      XXX      XXX     XXX     XXX    XXX
10. 1994       XXX     XXX      XXX      XXX     XXX     XXX    XXX     XXX                                 XXX
11. 1995       XXX     XXX      XXX      XXX     XXX     XXX    XXX     XXX     XXX             XXX         XXX
- --------------------------------------------------------------------------------------------------------------------
12. Totals
- --------------------------------------------------------------------------------------------------------------------

                         SCHEDULE P - PART 3 - SUMMARY

- -----------------------------------------------------------------------------------------------------------------------
                                                                                                  12            13
      1           Cumulative Paid Losses and Allocated Expenses At Year End ($000 omitted)     Number of     Number of
Years in Which  ---------------------------------------------------------------------------      Claims        Claims
 Losses Were     2       3        4        5       6       7      8       9      10      11   Closed With   Closed With
   Incurred    1986    1987     1988     1989    1990    1991   1992    1993    1994    1995     Loss      Without Loss
                                                                                                Payment       Payment
- -----------------------------------------------------------------------------------------------------------------------
 1. Prior      000                                                                                XXX          XXX
 2. 1986                                                                                          XXX          XXX
 3. 1987       XXX                                                                                XXX          XXX
 4. 1988       XXX     XXX                                                                        XXX          XXX
 5. 1989       XXX     XXX      XXX                                                               XXX          XXX
 6. 1990       XXX     XXX      XXX      XXX      NONE                                            XXX          XXX
 7. 1991       XXX     XXX      XXX      XXX                                                      XXX          XXX
 8. 1992       XXX     XXX      XXX      XXX                                                      XXX          XXX
 9. 1993       XXX     XXX      XXX      XXX     XXX     XXX    XXX                               XXX          XXX
10. 1994       XXX     XXX      XXX      XXX     XXX     XXX    XXX     XXX                       XXX          XXX
11. 1995       XXX     XXX      XXX      XXX     XXX     XXX    XXX     XXX     XXX               XXX          XXX
- -----------------------------------------------------------------------------------------------------------------------

                         SCHEDULE P - PART 4 - SUMMARY


- ----------------------------------------------------------------------------------------------------------------------
      1        Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Year End ($000 omitted)
Years in Which -------------------------------------------------------------------------------------------------------
 Losses Were         2         3          4          5         6         7        8         9        10        11
   Incurred        1986      1987       1988       1989      1990      1991     1992      1993      1994      1995
- ----------------------------------------------------------------------------------------------------------------------
 1. Prior
 2. 1986
 3. 1987           XXX
 4. 1988           XXX       XXX
 5. 1989           XXX       XXX        XXX
 6. 1990           XXX       XXX        XXX       NONE
 7. 1991           XXX       XXX        XXX
 8. 1992           XXX       XXX        XXX                            XXX
 9. 1993           XXX       XXX        XXX        XXX       XXX       XXX      XXX
10. 1994           XXX       XXX        XXX        XXX       XXX       XXX      XXX       XXX
11. 1995           XXX       XXX        XXX        XXX       XXX       XXX      XXX       XXX       XXX
- ----------------------------------------------------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                  SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS

                                      NONE

         SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

                                      NONE

         SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

                                      NONE

                  SCHEDULE P - PART 1D - WORKERS' COMPENSATION

                                      NONE

                SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL

                                      NONE

       SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE

                                      NONE

      SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

                                      NONE

                    SCHEDULE P - PART 1G - SPECIAL LIABILITY

                                      NONE















- --------------------------------------------------------------------------------

                         76, 77, 78, 79, 80, 81, 82, 83

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

         SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE

                                      NONE

        SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

                                      NONE

                     SCHEDULE P - PART 1I - SPECIAL PROPERTY

                                      NONE

                   SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                      NONE

                     SCHEDULE P - PART 1K - FIDELITY/SURETY

                                      NONE

      SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

                                      NONE

                      SCHEDULE P - PART 1M - INTERNATIONAL

                                      NONE















- --------------------------------------------------------------------------------

                           84, 85, 86, 87, 88, 89, 90

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                  SCHEDULE P - PART 1N - REINSURANCE A

                                      NONE

                  SCHEDULE P - PART 1O - REINSURANCE B

                                      NONE

                  SCHEDULE P - PART 1P - REINSURANCE C

                                      NONE

                  SCHEDULE P - PART 1Q - REINSURANCE D

                                      NONE

       SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

                                      NONE

       SCHEDULE P - PART 1R - SECTION 2- PRODUCTS LIABILITY - CLAIMS-MADE

                                      NONE















- --------------------------------------------------------------------------------

                             91, 92, 93, 94, 95, 96

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

          SCHEDULE P - PART 1S - FINANCIAL GUARANTY/MORTGAGE GUARANTY

                                                       ($000 omitted)
- ------------------------------------------------------------------------------------------------------------------------------------
                   Premiums Earned                               Loss and Loss Expense Payments
       1      --------------------------------------------------------------------------------------------------------      12
    Years        2         3        4       Loss Payments         Allocated Loss          9           10           11
   in Which                                                      Expense Payments                                        Number of
Premiums Were                            -------------------    ------------------     Salvage   Unallocated   Total       Claims
 Earned and    Direct             Net        5           6          7          8         and        Loss      Net Paid   Reported -
 Losses Were    and      Ceded   (2 -3)    Direct                 Direct             Subrogation   Expense  (5 - 6 + 7  Direct and
   Incurred   Assumed                    and Assumed   Ceded    and Assumed  Ceded     Received   Payments   - 8 + 10)    Assumed
- ------------------------------------------------------------------------------------------------------------------------------------
1. Prior        XXX      XXX      XXX                                                                                       XXX
2. 1994       28,575    7,676   20,899                                                                                      XXX
3. 1995       36,105   10,646   25,459      1,378      1,378         681      681                                           XXX
- ------------------------------------------------------------------------------------------------------------------------------------
4. Totals       XXX      XXX      XXX       1,378      1,378         681      681                                           XXX
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                      Losses Unpaid                Allocated Loss Expenses Unpaid
            -----------------------------------------------------------------------     21          22         23           24
                Case Basis       Bulk + IBNR        Case Basis        Bulk + IBNR
            -----------------------------------------------------------------------                                       Number of
               13        14     15        16       17         18      19      20      Salvage   Unallocated    Total        Claims
             Direct            Direct            Direct             Direct              and        Loss      Net Losses Outstanding-
              and               and               and                and            Subrogation   Expenses  and Expenses    Direct
            Assumed    Ceded  Assumed   Ceded    Assumed    Ceded   Assumed  Ceded  Anticipated   Unpaid       Unpaid    and Assumed
- ------------------------------------------------------------------------------------------------------------------------------------
1. Prior
2. 1994
3. 1995     571        571                        118       118
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals  571        571                        118       118
- ------------------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------------------
                Total Losses and      Loss and Loss Expense Percentage  Discount for Time                Net Balance Sheet Reserves
             Loss Expenses Incurred      (Incurred/Premiums Earned)       Value of Money        33             After Discount
           ------------------------------------------------------------------------------  Inter-Company ---------------------------
               25        26       27       28        29      30           31        32        Pooling        34             35
             Direct                      Direct                                    Loss    Participation   Losses      Loss Expenses
           and Assumed  Ceded    Net   and Assumed  Ceded    Net         Loss     Expense    Percentage    Unpaid         Unpaid
- ------------------------------------------------------------------------------------------------------------------------------------
1. Prior      XXX       XXX     XXX       XXX       XXX     XXX                                XXX
2. 1994
3. 1995      2,748     2,748              7.6       25.8
- ------------------------------------------------------------------------------------------------------------------------------------
12. Totals    XXX       XXX     XXX       XXX       XXX     XXX                                XXX
- ------------------------------------------------------------------------------------------------------------------------------------

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                   SCHEDULE P - PART 2A THRU 2S - ALL SECTIONS

                                      NONE
















- --------------------------------------------------------------------------------

                              98, 99, 100, 101, 102

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                   SCHEDULE P - PART 3A THRU 3S - ALL SECTIONS

                                      NONE















- --------------------------------------------------------------------------------

                             103, 104, 105, 106, 107

Form 2


ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                   SCHEDULE P - PART 4A THRU 4S - ALL SECTIONS

                                      NONE















- --------------------------------------------------------------------------------

                            108, 109, 110, 111, 112

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                   SCHEDULE P - PART 5A THRU 5R - ALL SECTIONS

                                      NONE















- --------------------------------------------------------------------------------

             113, 114, 115, 116, 117, 118, 119, 120, 121, 122, 123

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                   SCHEDULE P - PART 6C THRU 6R - ALL SECTIONS

                                      NONE















- --------------------------------------------------------------------------------

                             124, 125, 126, 127, 128

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

- --------------------------------------------------------------------------------

                    SCHEDULE P - PART 7A AND 7B - ALL SECTIONS

                                      NONE















- --------------------------------------------------------------------------------

                               129, 130, 131, 132

Form 2

ANNUAL STATEMENT FOR THE YEAR 1995 OF THE CAPITAL MARKETS ASSURANCE CORPORATION

                           SCHEDULE P INTERROGATORIES

- --------------------------------------------------------------------------------

1.   Computation of excess statutory reserves over statement reserves.

     a.   Auto Liability (private passenger and commercial)

          1995      (60.0%)        1994      (60.0%)        1993      (60.0%)
              -------------            -------------            -------------

                                                          Total _______________

     b.   Other Liability and Products Liability

          1995      (60.0%)        1994      (60.0%)        1993      (60.0%)
              -------------            -------------            -------------

                                                          Total _______________

     c.   Medical Malpractice

          1995      (60.0%)        1994      (60.0%)        1993      (60.0%)
              -------------            -------------            -------------

                                                          Total _______________

     d.   Workers' Compensation

          1995      (65.0%)        1994      (65.0%)        1993      (65.0%)
              -------------            -------------            -------------

                                                          Total _______________

     e.   Credit                                          Total _______________

     f.   All Lines Total (Report here and Page 3)        Total _______________

2. What is the extended loss and expense reserve - direct and assumed - for the following classes? An example of an extended loss and expense reserve is the actuarial reserve for the free-tail coverage arising upon death, disability or retirement in most medical malpractice policies. Such a liability is to be reported here even if it was not reported elsewhere in Schedule P, but otherwise reported as a liability line on page 3. Show the full reserve amount, not just the change during the current year.

     ---------------------------------------------------------------------------
            Year in which premiums        1                2              3
            were earned and losses     Medical           Other        Products
                were incurred        Malpractice       Liability      Liability
     ---------------------------------------------------------------------------
      a.   1987
      b.   1988
      c.   1989
      d.   1990
      e.   1991
      f.   1992
      g.   1993
      h.   1994
      i.   1995
     ---------------------------------------------------------------------------
      j.   Totals
     ---------------------------------------------------------------------------

3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs, salaries and expenses of investigators, adjustors and field men, rents, stationery, telegraph and telephone charges, postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so reported in this statement?
                                                          Answer: Yes [X] No [ ]

4. The unallocated loss expense payments during the most recent calendar year should be distributed to the various years in which losses were incurred as follows: (1) 45% to the most recent year, (2) 5% to the next most recent year, and (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in (1) or (2) produces an accumulated distribution to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are they so reported in
     this Statement?                                      Answer: Yes [X] No [ ]

5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such
     discounts on page 11?                                Answer: Yes [ ] No [X]

     If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

     Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

     Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

6.   What were the net premiums in force at the end of the year for:
     (in thousands of dollars)

                                             a.   Fidelity             $0
                                             b.   Surety               $0

7.   Claim count information is reported (check one)
     If not all the same in all years, explain in Question 8.

                                             a.   per claim              X
                                             b.   per claimant          ___

8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses? (An extended statement may be attached.)

     ---------------------------------------------------------------------------
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     ---------------------------------------------------------------------------
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     ---------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                      133